                                                                 Exhibit 10.10.5

                      (above space reserved for recording)
--------------------------------------------------------------------------------
After recording, please return to:     Cross reference to documents recorded at:

Burr & Forman LLP                      Book 30621, Page 516
One Georgia Center, Suite 1200         Book 32701, Page 103
600 West Peachtree Street              Fulton County, Georgia records
Atlanta, Georgia 30308
Attention: Gary W. Farris, Esq.

                       SECOND AMENDMENT TO LOAN DOCUMENTS

         THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "AMENDMENT") is entered into on this 7 day of July, 2003, by and among ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership ("BORROWER"), ROBERTS REALTY INVESTORS, INC., a Georgia corporation ("GUARANTOR"), and SOUTHTRUST BANK, an Alabama banking corporation ("LENDER").

                                R e c i t a l s:

         Borrower is indebted to Lender for a loan in the maximum principal amount of $3,000,000.00 (the "LOAN") as evidenced by a Promissory Note dated June 28, 2001, payable by Borrower to the order of Lender, as amended by an Allonge to Promissory Note dated June 25, 2002 (as so amended, the "NOTE"). The
Note is secured by, among other things, a Deed to Secure Debt, Assignment of Leases and Rents, and Security Agreement dated June 28, 2001, from Borrower to Lender, which is recorded in the real estate records of Fulton County, Georgia, in Deed Book 30621 at Page 516, as amended by a First Amendment to Security Instrument and Other Loan Documents dated as of June 25, 2002, recorded in the Fulton County, Georgia records at Book 32701, Page 103 (as so amended, the "SECURITY INSTRUMENT"). The Loan is guaranteed by Guarantor pursuant to a Guaranty Agreement dated June 28, 2001 (the "GUARANTY AGREEMENT").

         Borrower, with the consent of Guarantor, has requested that Lender extend the Maturity Date (as defined in the Note) of the Loan from July 10, 2003, to July 10, 2004. Lender has granted Borrower's request subject to certain terms and conditions. The parties named above have entered into this Amendment for the purposes of evidencing their agreement, or granting their consent, pertaining to the extension of the Maturity Date of the Loan.

NOTE TO RECORDER: THE AMENDED NOTE SECURED BY THE SECURITY INSTRUMENT DESCRIBED HEREIN MATURES NOT LATER THAN JULY 10, 2004, AND THEREFORE NO INTANGIBLES TAX IS DUE UPON THE RECORDATION OF THIS AMENDMENT.

                                     Second Amendment to Loan Documents - Page 1
                                            Roberts Properties Residential, L.P.

                                                                 Exhibit 10.10.5

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used, but not defined, in this Amendment shall have the meanings ascribed to them in the Note or, if not defined in the Note, the Security Instrument.

         2. Amendments to Note. Effective as of July 10, 2003, the Note is hereby amended as follows:

                  (a) The "MATURITY DATE", as such term is used and defined in the Note, is hereby extended to JULY 10, 2004, on which date Borrower shall pay to Lender the entire principal amount outstanding under the Note, together with all accrued but unpaid interest thereon and any other charges due hereunder. Until the Maturity Date, as so extended, Borrower shall continue to pay accrued interest on a monthly basis as currently provided in the Note.

                  (b) The definition of "Applicable Eurodollar Rate Spread" is deleted in its entirety and replaced with the following new definition:

                           "APPLICABLE EURODOLLAR RATE SPREAD" means one and
                  three-quarters percent (1.75%).

         3. Amendments to Security Instrument. The Security Instrument is hereby amended as follows:

                  (a) The date "July 10, 2003" on page one (1) of the Security Instrument is hereby deleted in its entirety and replaced with the date "July 10, 2004", reflecting that the date on which the final installment is due under the Note has been extended to July 10, 2004.

                  (b) All references to the "Note" in the Security Instrument shall hereafter refer to the Note as amended hereby, as the same may hereafter be amended, extended, supplemented, replaced, or restated pursuant to the applicable provisions thereof.

         3. Amendments to Other Loan Documents. All references to the Note and the Security Instrument in the other Loan Documents shall hereafter refer to the Note and the Security Instrument as amended hereby, and as the same may hereafter be amended, extended, supplemented, replaced, or restated pursuant to the applicable provisions thereof.

         4. Conditions Precedent. This Amendment shall not be effective unless and until each of the following conditions precedent are satisfied (as determined by Lender in its discretion) or are waived by Lender in its discretion:

                  (a) Borrower shall have paid Lender a fee in the amount of $11,250.00, and Borrower shall have paid or reimbursed Lender for all expenses

                                     Second Amendment to Loan Documents - Page 2
                                            Roberts Properties Residential, L.P.

                                                                 Exhibit 10.10.5

         incurred by Lender in connection with the negotiation, preparation, execution, and the recordation of this Amendment, including, without limitation, fees and expenses of Lender's counsel, title insurance premiums, and recording fees;

                  (c) Lender shall have received evidence of the due authorization by Borrower and Guarantor, as applicable, of the execution and delivery of this Amendment and the consummation of the transactions contemplated herein; and

                  (d) Lender receives such additional reports, certificates, opinions, and other items that Lender might reasonably request.

         4. Representations and Warranties. As a material inducement to Lender to extend the Maturity Date of the Loan as aforesaid, each of Borrower and Guarantor (each a "Borrower Party" and collectively "Borrower Parties") represents and warrants to Lender that:

                  (a) This Amendment constitutes the valid and legally binding obligations of each Borrower Party enforceable in accordance with their respective terms and do not violate, conflict with, or constitute any default under any law or regulation binding on or applicable to any Borrower Party, any Borrower Party's organizational documents, or any mortgage, lease, credit, loan agreement, contract, or other instrument binding upon or affecting any Borrower Party;

                  (b) All representations and warranties of such Borrower Party contained in the Loan Documents are true and complete as of the date hereof, and each Borrower Party hereby makes and publishes such representations and warranties in their entirety;

                  (c) No Event of Default or event that, with the passage of time or the giving of notice (or both) would constitute an Event of Default, under the Loan Documents has occurred and is continuing as of the date hereof;

                  (d) No setoffs, defenses, claims, or counterclaims on the part of such Borrower Party to payment or performance of the obligations evidenced or created by the Loan Documents, as modified and supplemented pursuant to this Amendment, exists as of the date hereof.

Borrower Parties agree that the falsity or inaccuracy of any of the foregoing representations and warranties in any material respect shall constitute an Event of Default pursuant to the Loan Documents.

         5. No Novation. The execution and delivery of this Amendment shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan; rather, this Amendment is strictly amendatory in nature. The Loan shall continue to be secured by the Security Instrument, as herein amended, without change in nature, amount, or priority.

                                     Second Amendment to Loan Documents - Page 3
                                            Roberts Properties Residential, L.P.
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                                                                 Exhibit 10.10.5

         6. Document Protocols. This Amendment is governed by the Document Protocols set forth in Article Eight of the Security Instrument, which Document Protocols are incorporated by reference into this Amendment as if fully set forth herein.

         IN WITNESS WHEREOF, Borrower has executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                                        ROBERTS PROPERTIES RESIDENTIAL, L.P., a
                                        Georgia limited partnership

                                        By: ROBERTS REALTY INVESTORS, INC.,
                                            a Georgia corporation,
                                            its General Partner

                                            By:    /s/ Charles R. Elliott
                                                ------------------------------
                                            Name:  Charles R. Elliott
                                            Title: COO and Secretary

                                                          [Affix corporate seal]
Signed, sealed, and delivered
in the presence of:

/s/ Gregory D. Fletcher
-----------------------------------
Unofficial Witness

/s/ Joanne M. Roberts
-----------------------------------
Notary Public
Commission expiry: August 22, 2005

[Affix notarial seal]

                                     Second Amendment to Loan Documents - Page 4
                                            Roberts Properties Residential, L.P.

                                                                 Exhibit 10.10.5

         IN WITNESS WHEREOF, Guarantor has executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                                            ROBERTS REALTY INVESTORS, INC.,
                                            a Georgia corporation

                                            By:    /s/ Charles R. Elliott
                                               ---------------------------------
                                            Name:  Charles R. Elliott
                                            Title: COO and Secretary

                                                          [Affix corporate seal]
Signed, sealed, and delivered
in the presence of:

/s/ Gregory D. Fletcher
-----------------------------------
Unofficial Witness

/s/ Joanne M. Roberts
-----------------------------------
Notary Public
Commission expiry: August 22, 2005

[Affix notarial seal]

                                     Second Amendment to Loan Documents - Page 5
                                            Roberts Properties Residential, L.P.

                                                                 Exhibit 10.10.5

         IN WITNESS WHEREOF, Lender has executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                                              SOUTHTRUST BANK,
                                              an Alabama Banking corporation

                                              By:    /s/ Randy K. Rinderknecht
                                                 -------------------------------
                                              Name:  Randy K. Rinderknecht
                                              Title: Vice President

                                                                          [Seal]

Signed, sealed, and delivered
in the presence of:

/s/ James C. Ebersole
------------------------------------
Unofficial Witness

/s/ Rachel J. Arnold
------------------------------------
Notary Public
Commission expiry:__________________

[Affix notarial seal]

                                     Second Amendment to Loan Documents - Page 6
                                            Roberts Properties Residential, L.P.